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                                                                    Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to incorporation by reference in Registration Statements No. 33-85394 and 33-94588 of Bio-Vascular, Inc. on Form S-8 of our reports, dated December 11, 1992, appearing in Amendment No. 1 to the Annual Report on Form 10-K/A of Bio-Vascular, Inc. for the year ended October 31, 1994.


                                                           DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
September 20, 1995